EXHIBIT 10.19


                                   TRANSLATION


              Contract of Lease of Premises in The Bangkok Airport

                                                          Contract No. 1-01/1998

     This contract is made at The Airport Authority of Thailand on October 2. 1997 between The Airport Authority of Thailand by Group Captain Panya Seing charoen, The Governor, hereinafter referred to as "THE LESSOR" of the one part and J.M.T. Group Co.,Ltd., a limited company incorported under The Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road. Bangyeekhan Sub-district, Bangkok Noi District. Bangkok Metropolis, represented by Mr. Viratana Suntaranond, an authorized person who can sign on behalf of the company under the affidavit issued by the partnerships and companies registration office, Bangkok Metropolis, the department of Commercial registration, the Ministry of commerce No. Sor Auu.
0092543  dated July 16,  1997,  and the Power of Attorney  dated  ............., hereinafter referred to as "the Lessee" of the other part.

     Whereas the lessor agree to let the property and the lessee agree to lease property of the lessor as engage in business of sale of merchandise and souvenirs at the international passenger terminal of the Bangkok Airport.

     Both parties, hereby agree as following:

     The lessor agree to let and the lessee agree to lease for the property from the lessor under the terms and conditions stipulated in "Terms and Conditions of Lease" and the appendixes attached hereto which shall form an integral part hereof as follows:

     Appendix A. List Showing Details of Leased Premises, Duration of Lease,
                 Rent, Charges and Plans of Leased Premises.

     Appendix B. Contract Security

     Appendix C. Documents Showing The Incorporation and The Authorized
                 Person of The Lessee

     Appendix D. Other (If any)

     This agreement is made in duplicate with identical content. Both parties have thoroughly read and comprehended the same, thus set their hands together with the seal (If any) affixed in presence of witnesses and each keeping one copy.





               THE LESSOR                              THE LESSEE
               ----------                              ----------

(Signed)                (Signature)               (Signed)        (Signature)
Group Captain                                              SEAL
          (Panya Seinacharoen)                       (Mr. Viratana Suntaranond)



              WITNESS                                   WITNESS
              -------                                   -------

(Signed)                  (Signature)             (Signed)        (Signature)

(Miss. Chanalai Chayakul)                         (Miss. Chadaporn Poolphotong)

                          Term and Conditions of Lease


Chapter 1.  General Provisions

Chapter 2.  Special Provisions

                          ----------------------------
Chapter 1. General Provisions

          1.1  Scope of Lease

               Lessee agrees to lease Lessor's property hereinafter referred to as the "Leased Premises" with details as shown in Appendix A.

          1.2  Duration of Contract

               Lessor agrees to allow Lessee to use the leased premises for a period as stipulated in Appendix A.

               Should Lessee intend to renew the lease after the expiry of the term, Lessee shall give a written notice therefor to Lessor not less than 45 (Forty Five) days prior to the expiry of the term. Lessor reserves the right to consider the same as Lessor deems appropriate.

          1.3  Rental, Remunerations and Method of Payment.

               1.3.1Lessee agrees to pay rental and  remunerations  to Lessor as follows:
                    (A) Fee for execution of Contract in the amount of Baht
                        5,000 (Five  Thousand  Only) which is no including  VAT
                    (B) Rental and other charges as stipulated in Appendix A.

               1.3.2The fee for  execution of Contract as  stipulated  in Clause
                    1.3.1
                    (A) shall be made to Lessor on the date of signing hereof


               1.3.3Lessee  agrees to make  payments  of rental  and  charges as stipulated in Appendix A. to Lessor monthly in advance within the 5th day of every month

               1.3.4Lessee   consents  to  bear  all  expenses  to  be  incurred
                    hereunder E.G. Electricity. Telephone, Water Supply or other expenses and agree to make payments thereof to Lessor within the period fixed in the invoices relating to such respective expenses.

               1.3.5Lessee  agrees  to be solely  responsible  for all taxes and fees incurred by the lease of property under this Contract, E.G. Vat which is payable under the law which is now in force or to be in force in the future.

               The Housing and Land Tax as shown in Appendix A. hereto estimate of the average monthly Housing and Land Tax. Should there be any change to the rate thereof as herein specified by Lessor, Lessee consents for Lessor to charge the same at the rate as amended.

               1.3.6All the  payments  as herein  required  shall be made to the
                    Financial Division, Upon such payments have been duly made by Lessee to Lessor, Lessor shall issue relevant receipts therefore to Lessee. All such receipts must bear the joint signatures of The Chief of The Financial Section, The Financial Division of Lessor or any person entrusted therefor and of The Chief of The Receipt - Payment Works, The Financial Section, The Financial Division of Lessor or the person entrusted as The Financial Officer of Lessor.

               1.3.7If Lessee is in default  of  payment  of any of the  rental, duty and charges herein payable to Lessor, Lessee consents to pay a penalty to Lessor at the rate of 1.5 (One Point
                    Five) percent per month of the amount owed throughout the period of such default. Fraction of any month shall be treated as one month.

               Lessee agrees that the right mentioned in the preceding paragraph shall not prejudice the right of Lessor to terminate this contract and to claim for other damages.

     1.4 Duty and Responsibility of Lessee

               1.4.1Except a prior  written  consent is given by Lessor,  Lessee shall not use the leased premises for any purpose other than for the purpose herein stipulated.

               1.4.2Except a prior  written  consent is given by Lessor,  Lessee shall not, whether in whole or in part, sublease or assign the lease or consent any person to exploit the leased premises.

               1.4.3The Lessee must be  decoration or renovation as per attached the details Appendix B thereto at its own expenses. The materials or equipment to be used must be of good quality and contemporary, and provided the plans for approved by the

                    Lessor in advance. All the property it become to the Lessor as from as the date the same is made thereto, and shall not claim for any expenses against the Lessor.

               1.4.4Except a prior  written  consent is given by Lessor,  Lessee shall not make any alteration, modification or addition to the leased premises.

                    Any alteration, modification, addition or repair, whether major or minor, made to the leased premises dhall become Lessor's property as from the date from which such alteration, modification, addition or repair is made thereto, and Lessee shall not be entitled to claim for any costs therefor or any damage form Lessor.

               1.4.5Lessee shall  always keep and  maintain the leased  premises in a tidy and clean condition. Should the leased premises be dirty, cluttered or deteriorated, Lessee shall properly clean or repair the same at Lessee's expenses.

               1.4.6Lessee  shall,  at its own  expense,  make  available at the leased premises fire extinguishers which are approved by Lessor.

               1.4.7Lessee  shall  comply with and shall  ensure  that  Lessee's dependents or persons appointed, entrusted, employed or engaged by Lessee to work in its business, comply with all related orders, rules or regulations of Lessor whether the same are currently in force or which will be prescribed in Ihe future. Lessee shall also exercise good care in not allowing any person to use leased premises for any illegal purpose or for keeping or concealing any illegal item therein. Should there be an occurrence of any such events, Lessee shall be liable to Lessor for any damage incurred as a result of the act of any such persons as if it was the act of Lessee.

               1.4.8Throughout  the  period for which the lease of  premises  is still in effect, Lessee will, from time to time and for a reasonable duration, allow Lessor or its personnel to inspect the leased premises and facilitate such personnel in making such inspection.

     1.5 Right to Change Rental and Charges for leases permises

               1.5.1The  areas  of the  lease  permises,  as per  attached  with
                    Appendix A hereto is an estimate, contained in documents for selecting supplier, for the purpose of calculating the rental and related charges. Upon the completion by the Lessee of the construction, renovation or decoration of the business, the lessor shall, therefore, measure the actual area thereof for making calculation of the rental and related charges based upon the areas actually leased. The Lessor shall later notify the result thereof in writing to the Lessee and such the Lessor's notice shall be deemed part hereof.

               1.5.2During  the period of this  contract,  Lessor  reserves  the rights by advance notice to Lessee, to adjust the rental and any charges relating to the lease of the business permises as Lessor deems if appropriate, and Lessee agree to acept the new rates of rental and charges adjusted by Lessor.

     1.6 Termination

               1.6.1During the period of this Contract,  Lessor is entitled,  if so desired, to terminate this Contract prior to the expiry of its term provided a written notice thereof must be given to another Party not less than thirty (30) days in advance. In case Lessor terminates this Contract prior to the expiry of the term, Lessee agrees not to institute any lawsuit or claim for any damage against Lessor as a result thereof.

               1.6.2Each of the  stipulations  of this  Contract  is of essence.
                    Should Lessee commit or fail to commit any act in violation of any stipulation of this Contract or become bankrupt, Lessor is entitled to immediately terminate this Contract and to claim for damage including to forfeit the contract security herein piven.

     1.7 Return of Leased Premises.

               1.7.1Upon  the  expiry  of  the  term  of  this  Contract  or the exercise by Lessor or Lessee of its right to terminate this Contract in accordance with Clause 1.6, as the case may be, this Contract shall be deemed to be immediately terminated. Lessee shall then cease to engage in the business, demolish or remove Lessee's properties from the leased premises and return the leased premises to Lessor within seven (7) days from the expiry date or the date following the date on which the notice of termination was given, as the case may be.

               1.7.2Should Lessee fail to comply with the  stipulation of Clause
                    1.7.1, Lessee consents for Lessor to immediately repossess the leased premises including to demolish or remove Lessee's properties from the leased premises. Lessee consents to bear all the expenses incurred by Lessor therefor. Should there be any damage incurred therefrom, Lessee shall not claim for any damage.

               1.7.3In addition to the consent  given to Lessor to repossess the leased premises as mentioned in Clause 1.7.2, Lessee also consents to pay a daily penalty to Lessor at the rate stipulated in Appendix A. hereto to be calculated from the date following the due date required for Lessee to return the leased premises until Lessee and its dependents shall have vacated the leased premises and properly returned the same or until Lessor has duly completed the acts stipulated in Clause 1.7.2, as the case may be.

     1.8 Contract Security

                    The Lessee shall delivered to Lessor contract security in a form of cash or letter of guarantee issued by any bank in Thailand in the amount 3,076,875 Baht (Three million seventy six thousand eight hundred seventy five baht only) as security for Lessee's performance under this contract before the date start not less than 90 days.

                    The security given to Lessor as mentioned above, throughout the period the lessee must be responsible for the contract and the Lessor shall returned to Lessee when the Lessee has been released from the obligation under this contract.

                    In case this Contract is amended rendering the rental to be increased, Lessee shall provide additional security in proportion to the rental increased.

     1.9 Notice

                    All notices under this Contract shall be made in writing and shall be deemed legally served if sent by either of the following methods:

                    - By personal delivery to a responsible person of each
                      respective Parties.
                    - By registered mail.

     1.10 Disputes

          Should there be any dispute arise under this Contract, the Parties agree to institute a lawsuit to any competent Courts in Bangkok Metropolis.

Chapter 2 - Special Provisions

            Notices


Name and Address of the Lessor

                 The Airports Authority of Thailand
                 Vibhavadi - Rangsit Road, Donmuang District
                 Bangkok 10210

Telephone No.    535-1405, 535-1815

Fax No.          534-5559, 535-4061



Name and Address of the Lessee

                J.M.T. Group Co., Ltd.
                189/58 Wat Daodung Lane
                Somdej Phra Pinklao Road
                Bangyeekhan Sub-district
                Bangkok Noi District
                Bangkok Metropolis

Telephone No.   253-6451-9

Fax No.         254-1940


                                                                      Appendix A
           LIST ATTACHED TO MEMORANDUM OF LEASING AT BANGKOK AIRPORT
                  CONTRACT NO. 1-01/1998 DATED OCTOBER 2, 1997
                                                                   Total 7 pages
                                                                   Page 1


------------------------------------------------------------------------------------------------------------------------------------
  Particulars                 Area in    Rental Rate   Charge        Rental      Housing and    Damage         Lease Period
                              square                                                                      --------------------------
  of Leased Premises          Meter     Baht/Sq.m.                                Land Tax
                             (Sq.m )       /Month      Baht/Month    Baht/Month  Baht/Month   Baht/Month   From           Up to
------------------------------------------------------------------------------------------------------------------------------------


PREMISES WITHIN THE
-------------------
INTERNATIONAL PASSENGER
-----------------------
TERMINAL, BUILDING 1
-----------------------

 NO. 1302 AND 1302 B         48.00         750.00     36,000.00     5,400.00     4,500.00    3,060.00  APRIL 1, 1998  MARCH 31, 2001
 NO. 3303 A                  12.00         750.00      9,000.00     1,350.00     1,125.00      765.00  APRIL 1, 1998  MARCH 31, 2001
 NO. 3303 A/1                 9.00         750.00      6,750.00     1,012.50       843.75      573.75  APRIL 1, 1998  MARCH 31, 2001
 NO. 3303 B                  36.50         750.00     27,375.00     4,106.25     3,421.88    2,326.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3304 B                  12.00         750.00      9,000.00     1,350.00     1,125.00      765.00  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 E                 200.00         750.00    150,000.00    22,500.00    18,750.00   12,750.00  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 E/1                28.50         750.00     21,375.00     3,206.25     2,671.88    1,816.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 E/2                28.50         750.00     21,375.00     3,206.25     2,671.88    1,816.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 E/3                39.00         750.00     29,250.00     4,387.50     3,656.25    2,486.25  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 F                 200.00         750.00    150,000.00    22,500.00    18,750.00   12,750.00  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 F/1                28.50         750.00     21,375.00     3,206.25     2,671.88    1,816.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 F/2                28.50         750.00     21,375.00     3,206.25     2,671.88    1,816.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3342 F/3                39.00         750.00     29,250.00     4,387.50     3,656.25    2,486.25  APRIL 1, 1998  MARCH 31, 2001
 NO. 0316                    42.50         750.00     31,875.00     4,781.25     3,984.38    2,709.38  APRIL 1, 1998  MARCH 31, 2001
 NO. 3265 S                  22.00         750.00     16,500.00     2,475.00     2,062.50    1,402.50  APRIL 1, 1998  MARCH 31, 2001
 NO. 3265 S/1                12.50         750.00      9,375.00     1,406.00     1,171.88      796.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3265 T                   9.00         750.00      6,750.00     1,012.50       843.75      573.75  APRIL 1, 1998  MARCH 31, 2001





------------------------------------------------------------------------------------------------------------------------------------
  Particulars                 Area in    Rental Rate   Charge        Rental      Housing and    Damage         Lease Period
                              square                                                                      --------------------------
  of Leased Premises          Meter     Baht/Sq.m.                                Land Tax
                             (Sq.m )       /Month      Baht/Month    Baht/Month  Baht/Month   Baht/Month   From           Up to
------------------------------------------------------------------------------------------------------------------------------------

 INTERNATIONAL PASSENGER
 TERMINAL. BUILDING 2

 NO. 2797 A                  41.00         750.00     30,750.00     4,612.50     3,843.75    2,613.75  APRIL 1, 1998  MARCH 31, 2001
 NO. 3770                    43.50         750.00     32,625.00     4,893.75     4,078.13    2,773.13  APRIL 1, 1998  MARCH 31, 2001
 NO. 3735 A                  160.50        750.00    120,375.00    18,056.25    15,046.88   10,231.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3735 A/1                90.00         750.00     67,500.00    10,125.00     8,437.50    5,737.50  APRIL 1, 1998  MARCH 31, 2001
 NO. 3735 A/2                27.00         750.00     20,250.00     3,037.50     2,531.25    1,721.25  APRIL 1, 1998  MARCH 31, 2001
 NO. 3265 X                  156.00        750.00    117,000.00    17,550.00    14,625.00    9,945.00  APRIL 1, 1998  MARCH 31, 2001
 NO. 3757 A                  12.50         750.00      9,375.00     1,406.25     1,171.88      796.88  APRIL 1, 1998  MARCH 31, 2001
 NO. 3712 A                  33.50         750.00     25,125.00     3,768.75     3,140.63    2,135.63  APRIL 1, 1998  MARCH 31, 2001
 NO. 3712 B                  16.00         750.00     12,000.00     1,800.00     1,500.00    1,020.00  APRIL 1, 1998  MARCH 31, 2001
 NO. 3712 C                  30.00         750.00     22,500.00     3,375.00     2,812.50    1,912.50  APRIL 1, 1998  MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------



             THE LESSOR                             THE LESSEE
             ----------                             ----------

(Signed)    (signature)                   (Signed)          (signature)  (Seal)
             (Panya Siengchalern)                 Mr. Viratana Suntaranond)

             WITNESS                               WITNESS
             -------                               -------

(Signed)    (signature)                   (Signed) (signature)
(Miss. Chanalan Chayakul)                          (Miss Chadaporn Pulpotong)










[Five pages of graphics (floor plans) omitted.]